UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________________
FORM 8-K
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2025
_______________________________________________________

Peloton Interactive, Inc.
(Exact name of Registrant as Specified in Its Charter)
_______________________________________________________

Delaware	001-39058	47-3533761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Ninth Avenue, Sixth Floor New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (929) 567-0006

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.000025 par value per share	PTON	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Overview

On September 14, 2025, the Compensation Committee (the "Committee") of the Board of Directors of Peloton Interactive, Inc. (the "Company") approved a comprehensive redesign of the Company's executive compensation program applicable to the Company's leadership team members, which the Committee believes will strengthen the Company's commitment to its pay for performance philosophy and further align certain key components of the program with prevailing market practice among the Company's compensation peer group. Certain leadership team members who joined the Company in fiscal year 2025 already have compensation packages that were designed in accordance with the Company's new compensation philosophy.

Changes to Cash Compensation

During a two-year period beginning in fiscal year 2026 (the "Transition Period"), the Company's leadership team members who are not already compensated in accordance with the principles of the redesigned executive compensation program will transition to a new mix of cash compensation, consisting of a base salary and an annual cash bonus opportunity. Each executive’s annual base salary will be at an annual rate of $850,000 for the remainder of fiscal year 2026 and $635,000 for fiscal year 2027. The annual cash bonus opportunity will be targeted at 20% of each executive's pro-rated base salary in fiscal year 2026 and 60% of base salary in fiscal year 2027, in each case subject to the satisfaction of certain performance and service conditions. The cash compensation of each leadership team member will be subject to future adjustment pursuant to the Company's employee compensation policies as in effect from time to time.

During the Transition Period, discretionary annual cash bonuses will be subject to a payout of between 0% and 200% of the applicable target annual cash bonus opportunity for such year based equally on a quantitative assessment of operational performance and a qualitative assessment of achievement toward strategic imperatives, as recommended to the Committee by the Company’s Chief Executive Officer ("CEO") (for everyone other than the CEO).

In connection with the redesigned executive compensation program, certain leadership team members signed an amendment to his or her offer letter, which describes the redesigned executive compensation program. The amendment also modifies and waives certain rights under the Company's severance and change in control plan. The form of offer letter amendment is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Changes to Long-Term Incentive Compensation

Previously, the Committee also had approved for leadership team members the transition from long-term incentive compensation tied solely to time-based restricted stock unit ("RSU") awards to a mix of time-based RSU awards and performance-based restricted stock unit ("PSU") awards beginning in fiscal year 2025. Beginning in fiscal year 2026, long-term incentive awards will consist of 70% of RSUs and 30% of PSUs. PSU awards are expected to be subject to a payout of between 0% and 200% of the applicable target award opportunity for such year, subject to the achievement of applicable performance and service conditions.

Stock Ownership Guidelines

On September 14, 2025, the Committee adopted Stock Ownership Guidelines requiring the Company's executive officers for purposes of the federal securities laws and the non-employee members of the board of directors of the Company to maintain a minimum level of ownership in the Company’s common stock proportional to their annual base salary or cash retainer, as applicable. The Stock Ownership Guidelines provide for a five-year compliance period to achieve the required ownership level.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K other than statements of historical fact, including, without limitation, statements regarding the terms and provisions of our redesigned executive compensation program; the anticipated impacts of such redesign on our business and performance;

and our business strategy and plans, market growth, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.

We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions and other important factors that could cause actual results to differ materially from those stated, including, without limitation: our ability to achieve and maintain future profitability and positive free cash flow; any inaccuracies in, or failure to achieve, operational and business metrics or forecasts of market growth; our ability to attract and retain highly skilled personnel and maintain our culture; risks related to our common stock and indebtedness; and those risks and uncertainties described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission, as such risks and uncertainties may be updated in our filings with the Securities and Exchange Commission, which are available on the Investor Relations page of our website at https://investor.onepeloton.com/investor-relations and on the SEC website at www.sec.gov.You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. Our forward-looking statements speak only as of the date of this Current Report on Form 8-K, and we undertake no obligation to update any of these forward-looking statements for any reason after the date of this Current Report on Form 8-K or to conform these statements to actual results or revised expectations, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Letter Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PELOTON INTERACTIVE, INC.

Date: September 16, 2025	By:	/s/ Tammy Albarrán
Tammy Albarrán
Chief Legal Officer and Corporate Secretary